   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 1998
                                                    Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               BMC SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                              74-21226120
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

                            2101 CITYWEST BOULEVARD
                           HOUSTON, TEXAS  77042-2827
          (Address of principal executive offices, including zip code)

                              ____________________


                BMC SOFTWARE, INC. 1994 EMPLOYEE INCENTIVE PLAN
                            (Full title of the plan)


                               M. BRINKLEY MORSE
                             SENIOR VICE PRESIDENT
                            2101 CITYWEST BOULEVARD
                           HOUSTON, TEXAS  77042-2827
                    (Name and address of agent for service)

                                 (713) 918-8800
         (Telephone number, including area code, of agent for service)

                                    Copy to:

                                 John S. Watson
                             Vinson & Elkins L.L.P.
                             2300 First City Tower
                           Houston, Texas 77002-6760

                        CALCULATION OF REGISTRATION FEE

========================================================================================================================
       Title of                                    Proposed maximum          Proposed maximum
   securities to be         Amount to be            offering price               aggregate               Amount of
      registered             registered              per share (1)          offering price (1)        registration fee
------------------------------------------------------------------------------------------------------------------------
 Common Stock,
 $.01 par value (2)      10,000,000 shares              $43.31                 $433,100,000               $120,402
========================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee.
(2) Each share of Common Stock includes Rights under the Company's Rights Agreement, which Rights are attached to and trade with the Common Stock of the Company.

    Registration Statement No. 33-63411 relates to 9,600,000 shares (as adjusted for stock splits) of Common Stock of the Registrant (the "Previously Registered Securities"). This Registration Statement registers additional securities for offering pursuant to General Instruction E of Form S-8 under the Securities Act of 1933, as amended, to the total amount of Previously Registered Securities registered on Registration Statement No. 33-63411. The Registrant hereby incorporates by reference into this Registration Statement on Form S-8 in its entirety the Registration Statement No. 33-63411, including each of the documents filed by the Registrant with the Securities and Exchange Commission and incorporated or deemed to be incorporated by reference therein and including each of the documents filed as Exhibits to such Registration Statement.

================================================================================

                                    PART II
              INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT



ITEM 8.      EXHIBITS.

   5.1   -   Opinion of Vinson & Elkins L.L.P.

  23.1   -   Consent of Arthur Andersen LLP

  23.2   -   Consent of Vinson & Elkins L.L.P. (Contained in Exhibit 5.1).

  24.1   -   Powers of Attorney (included on the signature page to this
             Registration Statement).

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 13th day of November, 1998.


                                        BMC SOFTWARE, INC.

                                        By:  /s/ M. BRINKLEY MORSE
                                            ------------------------------------
                                            M. Brinkley Morse
                                            Senior Vice President


                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears immediately below constitutes and appoints Max P. Watson, Jr. and M. Brinkley Morse, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the dates indicated.

                 SIGNATURES                                     TITLE                             DATE
                 ----------                                     -----                             ----
/s/ MAX P. WATSON, JR.                       Chairman of the Board, President and             November 13, 1998
-----------------------------------------    Chief Executive Officer
Max P. Watson, Jr.                           (Principal Executive Officer)

/s/ WILLIAM M. AUSTIN                        Senior Vice President and Chief Financial     November 13, 1998
-----------------------------------------    Officer
 William M. Austin                           (Principal Financial Officer)


/s/ KEVIN N. KLAUSMEYER                      Vice President, Controller and Chief          November 13, 1998
-----------------------------------------    Accounting Officer
 Kevin N. Klausmeyer                         (Principal Accounting Officer)


/s/ JOHN W. BARTER                           Director                                      November 13, 1998
-----------------------------------------
 John W. Barter

/s/ B. GARLAND CUPP                          Director                                      November 13, 1998
-----------------------------------------
 B. Garland Cupp

/s/ MELDON K. GAFNER                         Director                                      November 13, 1998
-----------------------------------------
 Meldon K. Gafner

/s/ LEW W. GRAY                              Director                    November 13, 1998
-----------------------------------------
 Lew W. Gray

/s/ GEORGE F. RAYMOND                        Director                    November 13, 1998
-----------------------------------------
 George F. Raymond

/s/  TOM C. TINSLEY                          Director                    November 13, 1998
-----------------------------------------
 Tom C. Tinsley

                                 EXHIBIT INDEX


 Exhibit                                          Description
                                                  -----------
Number
------
  5.1        -   Opinion of Vinson & Elkins L.L.P.

 23.1        -   Consent of Arthur Andersen LLP

 23.2        -   Consent of Vinson & Elkins L.L.P. (Contained in Exhibit 5.1).

 24.1        -   Powers of Attorney (included on the signature page to this Registration Statement).




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